PGi Reports Third Quarter 2012 Results: Organic Revenues Grew 7.0%* to $125.9M; Non-GAAP Diluted EPS from Continuing Operations $0.18*

ATLANTA, Oct. 18, 2012 /PRNewswire/ -- Premiere Global Services, Inc. (NYSE: PGI), a global leader in virtual meetings for over 20 years, today announced results for the third quarter ended September 30, 2012.

In the third quarter of 2012, net revenues increased to $125.9 million, compared to $119.2 million in the third quarter of 2011. Diluted EPS from continuing operations was $0.12 and non-GAAP diluted EPS from continuing operations was $0.18* in the third quarter of 2012, compared to diluted EPS from continuing operations of $0.12 and non-GAAP diluted EPS from continuing operations of $0.18* in the third quarter of 2011.

"We maintained solid trends across our global business in the third quarter, despite the typical seasonal pressure of the summer months," said Boland T. Jones, PGi founder, chairman and CEO. "Sales of iMeet® and GlobalMeet® continue to grow, as a result of an increasing demand by business professionals looking for simpler, more intuitive ways to meet and collaborate online, wherever and whenever they want. We remain optimistic in our outlook for the fourth quarter and for 2013, as we continue to grow and transition PGi toward a software as a service model."

Third Quarter 2012 Accomplishments

  Reported 7.0% organic revenue growth as compared to the third quarter of 2011;
  Grew total meetings hosted by over 30% as compared to the third quarter of 2011;
  Grew the annual revenue run-rate from iMeet and GlobalMeet by greater than 17% as compared to the second quarter of 2012;
  PGi recognized as the Silver Stevie®Award winner for "Most Innovative Tech Company of the Year" at the 2012 American Business Awards; and
  Repurchased nearly 800,000 shares of our common stock in the open market under our share repurchase plan.

Nine Month Results

In the first nine months of 2012, net revenues totaled $379.5 million, compared to $355.1 million in the first nine months of 2011. Diluted EPS from continuing operations was $0.38 and non-GAAP diluted EPS from continuing operations was $0.55* in the first nine months of 2012, compared to diluted EPS from continuing operations of $0.27 and non-GAAP diluted EPS from continuing operations of $0.44* in the first nine months of 2011.

Financial Outlook

The following statements are based on PGi's current expectations. These statements contain forward-looking statements and company estimates, and actual results may differ materially. PGi assumes no duty to update any forward-looking statements made in this press release.

Based on current business trends and current foreign currency exchange rates, PGi anticipates net revenues from continuing operations in 2012 will be in the range of $504-$507 million and non-GAAP diluted EPS from continuing operations will be in the range of $0.73-$0.74*.

PGi will host a conference call today at 5:00 p.m., Eastern Time, to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (800) 776-0487 (U.S. and Canada) or (913) 312-0658 (International). The conference call will simultaneously be webcast. Please visit www.pgi.com for webcast details and conference call replay information, as well as the webcast archive and the text of the earnings release, including the financial and statistical information to be presented during the call.

* Non-GAAP Financial Measures

To supplement the company's consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: non-GAAP operating income, non-GAAP net income from continuing operations, non-GAAP diluted net income per share (EPS) from continuing operations and organic growth. The company has also included these non-GAAP measures, as well as net revenues and segment net revenues, on a constant currency basis. Management uses these measures internally as a means of analyzing the company's current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the table attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

About Premiere Global Services, Inc., PGi
PGi has been a global leader in virtual meetings for more than 20 years. Our cloud-based solutions deliver multi-point, real-time virtual collaboration using video, voice and file sharing technologies. PGi solutions are available via desktops, tablets or mobile devices, helping businesses worldwide be more productive, mobile and green. PGi has a global presence in 25 countries and an established base of more than 35,000 enterprise customers, including 75% of the Fortune 100™. In the last five years, we have hosted more than 725 million people from 137 countries in over 165 million meetings.

For more information, visit us at http://www.pgi.com.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services, Inc.'s forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes and the development of alternatives to our services; market acceptance of new cloud-based, virtual meeting services, including our iMeet® and GlobalMeet® services; our ability to attract new customers and to retain and further penetrate our existing customers; risks associated with challenging global economic conditions; price increases from our telecommunications service providers; service interruptions and network downtime; technological obsolescence and our ability to upgrade our equipment or increase our network capacity; concerns regarding the security of transactions; future write-downs of goodwill or other intangible assets; greater than anticipated tax liabilities; restructuring and cost reduction initiatives and the market reaction thereto; our level of indebtedness; risks associated with acquisitions and divestitures; the impact of the sale of our PGiSend business; our ability to protect our intellectual property rights, including possible adverse results of litigation or infringement claims; regulatory or legislative changes, including further government regulations applicable to traditional telecommunications service providers and data privacy; risks associated with international operations and market expansion, including fluctuations in foreign currency exchange rates; and other factors described from time to time in our press releases, reports and other filings with the Securities and Exchange Commission, including but not limited to the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2011. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.

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PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)

Net revenues	$ 125,892	$ 119,184	$ 379,510	$ 355,099
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown separately below)	53,806	49,938	161,044	146,595
Selling and marketing	31,725	32,167	98,756	102,526
General and administrative (exclusive of expenses shown separately below)	15,855	14,411	47,070	42,409
Research and development	3,703	2,934	10,608	8,737
Excise and sales tax expense	-	331	118	352
Depreciation	8,251	7,737	24,207	23,172
Amortization	807	1,612	3,239	5,061
Restructuring costs	590	38	703	38
Asset impairments	696	62	741	116
Net legal settlements and related expenses	1,769	43	1,851	115
Total operating expenses	117,202	109,273	348,337	329,121

Operating income	8,690	9,911	31,173	25,978

Other (expense) income:
Interest expense	(1,843)	(2,192)	(5,404)	(6,381)
Interest income	10	7	19	34
Other, net	(282)	143	(531)	(235)
Total other expense	(2,115)	(2,042)	(5,916)	(6,582)

Income from continuing operations before income taxes	6,575	7,869	25,257	19,396
Income tax expense	855	2,047	6,618	5,789
Net income from continuing operations	5,720	5,822	18,639	13,607

(Loss) income from discontinued operations, net of taxes	(61)	6,735	(334)	6,740

Net income	$ 5,659	$ 12,557	$ 18,305	$ 20,347

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	47,297	49,033	47,949	49,982

Basic net income (loss) per share (1)
Continuing operations	$ 0.12	$ 0.12	$ 0.39	$ 0.27
Discontinued operations	-	0.14	(0.01)	0.13
Net income per share	$ 0.12	$ 0.26	$ 0.38	$ 0.41

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	47,800	49,366	48,424	50,308

Diluted net income (loss) per share (1)
Continuing operations	$ 0.12	$ 0.12	$ 0.38	$ 0.27
Discontinued operations	-	0.14	(0.01)	0.13
Net income per share	$ 0.12	$ 0.25	$ 0.38	$ 0.40

(1)	Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30,	December 31,
	2012	2011
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and equivalents	$ 33,144	$ 32,033
Accounts receivable (less allowances of $749 and $613, respectively)	84,974	72,518
Prepaid expenses and other current assets	18,116	13,906
Income taxes receivable	661	1,739
Deferred income taxes, net	1,702	1,090
Total current assets	138,597	121,286

PROPERTY AND EQUIPMENT, NET	102,609	103,449

OTHER ASSETS
Goodwill	297,436	295,690
Intangibles, net of amortization	7,962	10,906
Deferred income taxes, net	4,290	3,474
Other assets	8,690	8,016
TOTAL ASSETS	$ 559,584	$ 542,821

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$ 46,770	$ 42,589
Income taxes payable	158	962
Accrued taxes, other than income taxes	2,975	3,611
Accrued expenses	28,583	28,999
Current maturities of long-term debt and capital lease obligations	3,926	3,845
Accrued restructuring costs	2,205	2,287
Deferred income taxes, net	72	386
Total current liabilities	84,689	82,679

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	200,147	195,963
Accrued restructuring costs	353	1,410
Accrued expenses	17,074	17,249
Deferred income taxes, net	5,713	1,783
Total long-term liabilities	223,287	216,405

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized, 48,431,753 and 50,144,703 shares issued and outstanding, respectively	484	501
Additional paid-in capital	462,368	475,013
Accumulated other comprehensive gain	13,037	10,809
Accumulated deficit	(224,281)	(242,586)
Total shareholders' equity	251,608	243,737
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 559,584	$ 542,821

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended
	September 30,
	2012	2011
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$ 18,305	$ 20,347
Loss (income) from discontinued operations, net of taxes	334	(6,740)
Net income from continuing operations	18,639	13,607
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	24,207	23,172
Amortization	3,239	5,061
Amortization of debt issuance costs	443	702
Net legal settlements and related expenses	1,851	36
Payments for legal settlements and related expenses	(101)	(36)
Deferred income taxes	2,907	1,411
Restructuring costs	703	38
Payments for restructuring costs	(1,887)	(5,673)
Asset impairments	741	116
Equity-based compensation	6,113	5,209
Excess tax benefits from share-based payment arrangements	(267)	-
Provision for doubtful accounts	828	456
Changes in working capital	(14,412)	(4,528)
Net cash provided by operating activities from continuing operations	43,004	39,571
Net cash used in operating activities from discontinued operations	(668)	(591)
Net cash provided by operating activities	42,336	38,980

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(24,154)	(23,304)
Other investing activities	(1,479)	(1,222)
Business dispositions	-	1,903
Net cash used in investing activities from continuing operations	(25,633)	(22,623)
Net cash used in investing activities from discontinued operations	(60)	-
Net cash used in investing activities	(25,693)	(22,623)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(53,011)	(50,067)
Proceeds from borrowing arrangements	55,529	68,971
Payments of debt issuance costs	(23)	-
Excess tax benefits of share-based payment arrangements	267	-
Purchase of treasury stock, at cost	(19,358)	(20,911)
Exercise of stock options	932	-
Net cash used in financing activities from continuing operations	(15,664)	(2,007)
Net cash used in financing activities from discontinued operations	-	-
Net cash used in financing activities	(15,664)	(2,007)

Effect of exchange rate changes on cash and equivalents	132	(437)

NET INCREASE IN CASH AND EQUIVALENTS	1,111	13,913
CASH AND EQUIVALENTS, beginning of period	32,033	15,101
CASH AND EQUIVALENTS, end of period	$ 33,144	$ 29,014

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Non-GAAP Operating Income (1)
Operating income, as reported	$ 8,690	$ 9,911	$ 31,173	$ 25,978
Restructuring costs	590	38	703	38
Excise and sales tax expense	-	331	118	352
Asset impairments	696	62	741	116
Net legal settlements and related expenses	1,769	43	1,851	115
Equity-based compensation	1,929	1,622	6,113	5,209
Amortization	807	1,612	3,239	5,061
Non-GAAP operating income	$ 14,481	$ 13,619	$ 43,938	$ 36,869

Non-GAAP Net Income from Continuing Operations (1)
Net income from continuing operations, as reported	$ 5,720	$ 5,822	$ 18,639	$ 13,607
Elimination of non-recurring tax adjustments	(1,118)	-	(959)	451
Restructuring costs	413	28	492	28
Excise and sales tax expense	-	245	83	255
Excise and sales tax interest	-	118	-	116
Asset impairments	487	46	519	84
Net legal settlements and related expenses	1,238	32	1,296	83
Equity-based compensation	1,350	1,200	4,279	3,775
Amortization	565	1,193	2,267	3,668
Non-GAAP net income from continuing operations	$ 8,655	$ 8,684	$ 26,616	$ 22,067

Non-GAAP Diluted EPS from Continuing Operations (1) (2)
Diluted net income per share from continuing operations, as reported	$ 0.12	$ 0.12	$ 0.38	$ 0.27
Elimination of non-recurring tax adjustments	(0.02)	-	(0.02)	0.01
Restructuring costs	0.01	-	0.01	-
Excise and sales tax expense	-	0.01	-	0.01
Excise and sales tax interest	-	-	-	-
Asset impairments	0.01	-	0.01	-
Net legal settlements and related expenses	0.03	-	0.03	-
Equity-based compensation	0.03	0.02	0.09	0.08
Amortization	0.01	0.02	0.05	0.07
Non-GAAP diluted EPS from continuing operations	$ 0.18	$ 0.18	$ 0.55	$ 0.44

(1)  Management believes that presenting non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in the company's continuing operations.Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations to exclude these non-cash items as well as non-recurring items that are unrelated to the company's ongoing operations, including non-recurring tax adjustments, restructuring costs, excise and sales tax expense, excise and sales tax interest, asset impairments and net legal settlements and related expenses.These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations.

(2) Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES RECONCILIATION OF NON-GAAP FINANCIAL MEASURES CONSTANT CURRENCY ADJUSTMENTS AND ORGANIC GROWTH

Prior Year Quarter Constant Currency Adjustments (3)

Impact of
		Q3 - 12 (Constant currency)	fluctuations in foreign currency exchange rates	Q3 - 12 (Actual)
(Unaudited, in thousands, except per share data)

	Net Revenues	$ 127,558	$ (1,666)	$ 125,892
	North America Net Revenue	$ 84,036	$ (48)	$ 83,988
	Europe Net Revenue	$ 26,988	$ (1,446)	$ 25,542
	Asia Pacific Net Revenue	$ 16,534	$ (172)	$ 16,362
	Non-GAAP Operating Income	$ 14,317	$ 164	$ 14,481
	Non-GAAP Net Income from Continuing Operations	$ 8,782	$ (127)	$ 8,655
	Non-GAAP Diluted EPS from Continuing Operations	$ 0.18	$ -	$ 0.18

(3)

Management also presents the non-GAAP financial measures described under note 1 above, as well as net revenues and segment net revenue, on a constant currency basis compared to the same quarter in the previous year to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q3 - 11) average exchange rates.

Sequential Quarter Constant Currency Adjustments (4)

Impact of
		Q3 - 12 (Constant currency)	fluctuations in foreign currency exchange rates	Q3 - 12 (Actual)
(Unaudited, in thousands)

	Net Revenues	$ 125,809	$ 83	$ 125,892

(4)	Management also presents net revenues on a constant currency basis compared to the prior quarter to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q2 - 12) average exchange rates.

Organic Growth (5)

Impact of
		September 30, 2011	fluctuations in foreign currency exchange rates	Organic net revenue growth	September 30, 2012	Organic net revenue growth rate
(Unaudited, in thousands, except percentages)

	Net Revenues, Three Months Ended	$ 119,184	$ (1,666)	$ 8,374	$ 125,892	7.0%

	Net Revenues, Nine Months Ended	$ 355,099	$ (3,865)	$ 28,276	$ 379,510	8.0%

(5)	Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect the company's ongoing core operations or underlying growth, such as acquisitions.

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